The American Funds Group(R)

FUNDAMENTAL INVESTORS

Why we believe patience pays

[illustration of a man looking at a 5 story building with a single front door; a second illustration of the same man looking at what appears to be the same building, however it is now a high-rise building with double front doors]

2000 ANNUAL REPORT
for the year ended December 31


Fundamental Investors is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fundamental Investors(SM) seeks long-term growth of capital and income primarily through investments in common stocks.

[begin chart]
FUNDAMENTAL INVESTORS' RESULTS COMPARED TO ITS COMPETITION

Average Annual Returns                                            One Year      Five Years      10 Years      Lifetime/1/

Fundamental Investors (with                                            +4.27%        +18.17%         +18.19%       +16.28%
dividends and capital gains
reinvested)

Lipper Multi-Cap Value Fund                                            +9.64         +13.69          +14.87        +14.52
Index/2/

/1/ Since Capital Research and Management Company began managing the fund on
    8/1/78.
/2/ Tracks 30 of the largest U.S. multi-cap value funds. These funds seek long-term growth of capital by investing in companies that have a broad range of market capitalizations and that are considered to be undervalued when compared to a major unmanaged stock index. The index reflects reinvested dividends.
[end chart]


[begin chart]
FUNDAMENTAL INVESTORS' TOTAL RETURN YEAR BY YEAR

                                                         CAPITAL      INCOME     TOTAL
                                                         RETURN       RETURN     RETURN

1991                                                     +27.5%       +2.8%      +30.3%

1992                                                     +7.8         +2.4       +10.2

1993                                                     +15.7        +2.5       +18.2

1994                                                     -1.2         +2.5       +1.3

1995                                                     +31.9        +2.3       +34.2

1996                                                     +18.2        +1.8       +20.0

1997                                                     +25.0        +1.7       +26.7

1998                                                     +15.2        +1.5       +16.7

1999                                                     +23.2        +1.4       +24.6

2000                                                     +3.1         +1.2       +4.3



10-year average annual compound rate of return                                   +18.2%

10-year total return                                                             +431.8%

Lifetime total return (since 8/1/78)                                             +2,843.1%


Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.
[end chart]



Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2000 (the most recent calendar quarter):

[begin chart]

                                               ONE YEAR        FIVE YEARS       10 YEARS

CLASS A shares reflecting 5.75%
maximum sales charge

  Total return                                 -1.73%          +117.18%         +401.34%

  Average annual compound return               -               +16.78           + 17.49



CLASS B shares from March 15, 2000,
when B shares first became available

  Total return

    reflecting 5% maximum contingent           - 1.14 /3/      -                -
    deferred sales charge (CDSC),
    payable only if shares are sold

    not reflecting the CDSC                    + 3.73 /3/      -                -


/3/ Reflects total return for the period March 15, 2000, through December 31,
    2000.

Please see the inside back cover for important information about Class A and Class B shares.
[end chart]

The fund's 30-day yield as of January 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 1.39%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.


Fellow shareholders

Over the years, Fundamental Investors has tried to make the most of growth opportunities while cushioning the market's volatility with dividend-derived income. We are pleased to report that even in last year's down market, we were able to provide you with a respectable level of both growth and income. In 2000, while most well-known unmanaged stock market indexes lost money, the value of an investment in your fund increased 4.3% if you reinvested dividends and capital gains. The fund paid 10-cent quarterly dividends, representing an income return of 1.2%. Capital gain distributions paid in February and December totaled $2.36 a share. These results follow on the heels of five years of double-digit returns during exceedingly favorable economic times.


YEAR IN REVIEW

The year 2000 marked the collapse of one of the greatest bubbles in stock market history, driven by unrealistic expectations for Internet stocks. These stocks are predominantly found on the Nasdaq Composite Index, down 39.3% for the year. Other indexes faltered as well. The Dow Jones Industrial Average, a measure of 30 key U.S. stocks, was down 4.7%, while Standard & Poor's 500 Composite Index, which tracks a wider range of large U.S. stocks, dropped 9.1%. The average stock mutual fund lost 4.5%.

When the year began, technology and media were still the darlings of the market, rising inexorably as most other stocks languished. In late March, however, all that changed when disappointing earnings reports began to emerge from corners of the technology industry, and ultimately spread like wildfire. More than 135 dot-coms became nothing more than charred remains, and the future of many others is questionable. Overall, technology stocks dropped an average of nearly 40%.


ON THE DEFENSIVE

We had been concerned for a while that the continuing tech run-up was too good to be true, so we began disaster-preparedness efforts early. Given our emphasis on strong fundamentals, the tech companies we've been attracted to have been the more seasoned players. Even these more venerable tech firms suffered, but not to the same degree as more fledgling firms. For example, Texas Instruments (-2.2%), a long-standing substantial fund holding, resisted the bulk of the tech slide. Even so, while their stock prices remained high, we sold off some of our holdings in companies like these in order to reduce our exposure if a slump materialized. It did, of course. We have used this opportunity to buy shares of some solid, promising tech firms whose prices were out of reach earlier. They may have further difficulties to endure, but given our long-term approach to investing it seemed best to scoop up some bargains while the sale was still on.

We also added some defensive holdings in the pharmaceutical and insurance industries. Almost 10% of the fund's assets and three of the 10 largest holdings were pharmaceutical companies. AstraZeneca (+21.4%), Pfizer (+44.4%) and Pharmacia (+72.2%) were not only insulated from the rapidly slowing economy, they benefited from the reduced likelihood of national health care initiatives. Another buffer against the changing economy was Allstate Corp. (+81.5%). This company's fundamentals began to turn around in the insurance industry's recent business cycle.


ROUGH SPOTS

The collapse in the high-tech area took many other stocks down with it. Disappointing earnings affected other industries, while high energy costs impacted fuel-dependent businesses. Rising interest rates also affected many industries. Though the market recovered some during the summer, it fell again in the fall when it became clear that the economy was slowing significantly.

Some of our largest holdings suffered in this environment. AT&T (-65.9%) was a big disappointment. We inherited much of its stock with the Tele-Communications, Inc. merger, but continued to purchase it as it declined because we believed the cable and wireless businesses to be great assets. We still think the sum of AT&T's parts is worth more than its whole.

Also among our largest holdings were two media and entertainment companies - Viacom (-21.8%) and Time Warner (-27.9%). In spite of their poor returns (primarily due to anticipation of reduced ad sales), we have long-term confidence in them. They remain two of the largest and most vertically integrated global entertainment companies in the world.

PATIENCE FOR THE ROAD AHEAD

It's clear that we're in a slower economy and that these will be challenging times. The Federal Reserve Board's recent decisions to cut interest rates should help stabilize financial markets for the time being. Imbedded within this economic uncertainty is the reassurance that inflation hasn't emerged to the degree many feared, even with soaring energy costs. However, while millions of Americans struggle with high winter heating costs and fuel-pump prices, a hard lesson has been re-learned. Policymakers have been reminded of the vital strategic role energy plays in the U.S. While the outlook for energy costs is still murky, out of these circumstances can come opportunity and, ultimately, value.

We continue to take advantage of our long-term approach to investing, gaining the opportunity to find companies that others can't. We invite you to read our feature story on pages 4-11 about how gaining perspective on a business, digging deep inside companies and knowing their people can make patience pay.

Sincerely,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman

/s/ James E. Drasdo
James E. Drasdo
President

February 14, 2001


THE VALUE OF A LONG-TERM PERSPECTIVE

This chart illustrates how a $10,000 investment in the fund grew between August 1, 1978 - when Capital Research and Management Company became Fundamental Investors' investment adviser - and December 31, 2000, taking into account the maximum 5.75% sales charge. Sales charges are lower for accounts of $25,000 or more. The chart also shows how the S&P 500 and the Lipper Multi-Cap Value Fund Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 2000, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

[begin chart]

                    TOTAL RETURN            AVERAGE ANNUAL
                                            COMPOUND RETURN

10 years            +401.34%                +17.49%

Five years          +117.18                 +16.78

One year            -1.73                   -

[end chart]

HOW A $10,000 INVESTMENT HAS GROWN

[begin mountain chart]
$280,722
S&P 500 Index with dividends
reinvested

$277,234 /1/,/2/
Fundamental
Investors
with dividends
reinvested

$208,796
Lipper Multi-
Cap Value
Fund Index
with dividends
reinvested

$142,315 /1/,/3/
Fundamental
Investors
not including
dividends

$26,484 /5/
Consumer
Price Index
(inflation)

$10,000
original
investment

                                              Fundamental Investors        Fundamental Investors
                                              with dividends               not including
                                              reinvested  /1/,/2/          dividends /1/,/3/
          Initial Investment      7/31/1978   $9,425                       $9,425
1978      High                    11-Sep      10,000                       9,919
          Low                     14-Nov      8,667                        8,596
          Close                   29-Dec      9,155                        8,947
1979      Low                     27-Feb      9,086                        8,880
          High                    5-Oct       10,823                       10,310
          Close                   31-Dec      10,556                       9,892
1980      Low                     21-Apr      9,625                        8,907
          High                    20-Nov      13,131                       11,876
          Close                   31-Dec      12,807                       11,390
1981      High                    27-Apr      13,986                       12,308
          Low                     25-Sep      11,906                       10,243
          Close                   31-Dec      12,654                       10,688
1982      Low                     22-Jan      10,593                       8,947
          High                    7-Dec       17,346                       13,833
          Close                   31-Dec      16,957                       13,522
1983      Low                     3-Jan       16,636                       13,266
          High                    10-Oct      21,599                       16,721
          Close                   30-Dec      21,389                       16,424
1984      High                    9-Jan       22,004                       16,896
          Low                     24-Jul      18,549                       13,980
          Close                   31-Dec      22,621                       16,759
1985      Low                     1-May       22,881                       16,819
          High                    16-Dec      29,735                       21,355
          Close                   31-Dec      29,448                       21,148
1986      Low                     14-Feb      31,766                       22,813
          High                    4-Sep       36,571                       25,757
          Close                   31-Dec      35,941                       25,151
1987      High                    25-Aug      50,132                       34,478
          Low                     4-Dec       33,691                       23,002
          Close                   31-Dec      37,295                       25,463
1988      Low                     20-Jan      36,464                       24,895
          High                    5-Jul       43,076                       28,988
          Close                   30-Dec      43,246                       28,561
1989      Low                     3-Jan       43,068                       28,443
          High                    9-Oct       58,786                       38,138
          Close                   29-Dec      55,597                       35,438
1990      High                    4-Jun       60,265                       37,947
          Low                     11-Oct      46,988                       29,390
          Close                   31-Dec      52,130                       32,180
1991      Low                     9-Jan       50,201                       30,989
          High                    31-Dec      67,947                       40,940
          Close                   31-Dec      67,947                       40,940
1992      Low                     8-Apr       66,472                       39,828
          High                    12-Nov      72,487                       42,938
          Close                   31-Dec      74,871                       44,059
1993      Low                     8-Jan       74,615                       43,908
          High                    2-Nov       88,379                       51,169
          Close                   31-Dec      88,466                       50,884
1994      High                    2-Feb       91,634                       52,706
          Low                     8-Dec       86,773                       48,708
          Close                   30-Dec      89,641                       50,319
1995      Low                     3-Jan       89,539                       50,261
          High                    29-Nov      119,497                      66,056
          Close                   29-Dec      120,306                      66,210
1996      Low                     10-Jan      117,715                      64,784
          High                    26-Nov      145,601                      79,119
          Close                   31-Dec      144,351                      78,143
1997      Low                     11-Apr      144,443                      77,891
          High                    7-Oct       189,427                      101,423
          Close                   31-Dec      182,855                      97,513
1998      High                    17-Jul      212,583                      112,606
          Low                     8-Oct       173,533                      91,600
          Close                   31-Dec      213,421                      112,292
1999      Low                     14-Jan      211,059                      111,050
          High                    10-Dec      258,553                      134,742
          Close                   31-Dec      265,881                      138,151
2000      High                    1-Sep       293,956                      151,363
          Low                     21-Dec      266,379                      136,743
          Close                   29-Dec      277,234                      142,315


                                              S&P 500 Index with
                                              dividends reinvested
          Initial Investment      7/31/1978   $10,000
1978      High                    12-Sep      10,627
          Low                     14-Nov      9,299
          Close                   29-Dec      9,799
1979      Low                     27-Feb      9,801
          High                    5-Oct       11,802
          Close                   31-Dec      11,607
1980      Low                     27-Mar      10,562
          High                    28-Nov      15,729
          Close                   31-Dec      15,373
1981      High                    6-Jan       15,640
          Low                     25-Sep      13,082
          Close                   31-Dec      14,623
1982      Low                     12-Aug      12,602
          High                    9-Nov       17,851
          Close                   31-Dec      17,767
1983      Low                     3-Jan       17,477
          High                    10-Oct      22,530
          Close                   30-Dec      21,758
1984      Low                     24-Jul      19,968
          High                    6-Nov       23,277
          Close                   31-Dec      23,111
1985      Low                     4-Jan       22,619
          High                    16-Dec      30,243
          Close                   31-Dec      30,424
1986      Low                     22-Jan      29,302
          High                    2-Dec       37,531
          Close                   31-Dec      36,088
1987      High                    25-Aug      50,924
          Low                     4-Dec       34,094
          Close                   31-Dec      37,957
1988      Low                     20-Jan      37,273
          High                    21-Oct      44,756
          Close                   30-Dec      44,220
1989      Low                     3-Jan       43,836
          High                    9-Oct       58,767
          Close                   29-Dec      58,189
1990      High                    16-Jul      61,793
          Low                     11-Oct      49,970
          Close                   31-Dec      56,376
1991      Low                     9-Jan       53,179
          High                    31-Dec      73,478
          Close                   31-Dec      73,478
1992      Low                     8-Apr       70,000
          High                    18-Dec      79,527
          Close                   31-Dec      79,069
1993      Low                     8-Jan       77,860
          High                    28-Dec      87,262
          Close                   31-Dec      87,002
1994      High                    2-Feb       89,903
          Low                     4-Apr       82,444
          Close                   30-Dec      88,184
1995      Low                     3-Jan       88,159
          High                    13-Dec      121,636
          Close                   29-Dec      121,204
1996      Low                     10-Jan      117,770
          High                    25-Nov      151,461
          Close                   31-Dec      148,960
1997      Low                     2-Jan       148,210
          High                    5-Dec       200,504
          Close                   31-Dec      198,587
1998      Low                     9-Jan       189,841
          High                    29-Dec      257,000
          Close                   31-Dec      255,224
1999      Low                     14-Jan      251,686
          High                    31-Dec      308,855
          Close                   31-Dec      308,855
2000      High                    24-Mar      320,461
          Low                     20-Dec      268,105
          Close                   29-Dec      280,722



                                              Lipper Multi-Cap Value
                                              Fund Index with
                                              dividends reinvested
          Initial Investment      7/31/1978    $             10,000
1978      Hi                      31-Aug                     10,452
          Low                     31-Oct                      8,964
          Close                   29-Dec                      9,503
1979      Low                     28-Feb                      9,655
          Hi                      31-Dec                     12,179
          Close                   31-Dec                     12,179
1980      Low                     31-Mar                     11,460
          Hi                      30-Nov                     17,210
          Close                   31-Dec                     16,418
1981      Hi                      31-May                     16,827
          Low                     30-Sep                     14,758
          Close                   31-Dec                     15,876
1982      Low                     31-Jul                     15,038
          Hi                      31-Dec                     19,943
          Close                   31-Dec                     19,943
1983      Low                     31-Jan                     20,541
          Hi                      30-Jun                     25,073
          Close                   30-Dec                     24,570
1984      Low                     31-May                     22,916
          Hi                      31-Dec                     25,411
          Close                   31-Dec                     25,411
1985      Low                     31-Jan                     27,107
          Hi                      31-Dec                     31,853
          Close                   31-Dec                     31,853
1986      Low                     31-Jan                     32,383
          Hi                      30-Jun                     38,148
          Close                   31-Dec                     36,847
1987      Hi                      31-Aug                     48,805
          Low                     30-Nov                     36,634
          Close                   31-Dec                     39,077
1988      Low                     31-Jan                     40,742
          Hi                      30-Dec                     46,157
          Close                   30-Dec                     46,157
1989      Low                     28-Feb                     48,445
          Hi                      31-Aug                     57,692
          Close                   29-Dec                     55,953
1990      Hi                      31-May                     56,248
          Low                     31-Oct                     48,012
          Close                   31-Dec                     52,178
1991      Low                     31-Jan                     54,419
          Hi                      31-Dec                     66,222
          Close                   31-Dec                     66,222
1992      Low                     31-Jan                     66,357
          Hi                      31-Dec                     73,682
          Close                   31-Dec                     73,682
1993      Low                     31-Jan                     74,957
          Hi                      31-Dec                     83,799
          Close                   31-Dec                     83,799
1994      Low                     31-Mar                     81,489
          Hi                      31-Aug                     87,466
          Close                   30-Dec                     83,890
1995      Low                     31-Jan                     85,186
          Hi                      29-Dec                    109,905
          Close                   29-Dec                    109,905
1996      Low                     31-Jan                    113,277
          Hi                      30-Nov                    133,361
          Close                   31-Dec                    132,974
1997      Low                     31-Mar                    135,217
          Hi                      31-Dec                    168,757
          Close                   31-Dec                    168,757
1998      Hi                      30-Apr                    189,102
          Low                     31-Aug                    150,398
          Close                   31-Dec                    179,769
1999      Low                     28-Feb                    176,204
          Hi                      30-Jun                    202,462
          Close                   31-Dec                    190,445
2000      Low                     29-Feb                    172,640
          Hi                      29-Dec                    208,796
          Close                   29-Dec                    208,796


                                              Consumer Price Index
                                              (inflation) /5/
          Initial Investment      7/31/1978   $10,000
1978      Low                     31-Jul      10,000
          High                    29-Dec      10,304
          Close                   29-Dec      10,304
1979      Low                     31-Jan      10,396
          High                    31-Dec      11,674
          Close                   31-Dec      11,674
1980      Low                     31-Jan      11,842
          High                    31-Dec      13,135
          Close                   31-Dec      13,135
1981      Low                     31-Jan      13,242
          High                    31-Dec      14,307
          Close                   31-Dec      14,307
1982      Low                     31-Jan      14,353
          High                    31-Oct      14,947
          Close                   31-Dec      14,855
1983      Low                     31-Jan      14,886
          High                    30-Dec      15,419
          Close                   30-Dec      15,419
1984      Low                     31-Jan      15,510
          High                    31-Oct      16,027
          Close                   31-Dec      16,027
1985      Low                     31-Jan      16,058
          High                    31-Dec      16,636
          Close                   31-Dec      16,636
1986      Low                     30-Apr      16,530
          High                    31-Dec      16,819
          Close                   31-Dec      16,819
1987      Low                     31-Jan      16,925
          High                    30-Nov      17,565
          Close                   31-Dec      17,565
1988      Low                     31-Jan      17,610
          High                    30-Dec      18,341
          Close                   30-Dec      18,341
1989      Low                     31-Jan      18,432
          High                    29-Dec      19,193
          Close                   29-Dec      19,193
1990      Low                     31-Jan      19,391
          High                    30-Nov      20,365
          Close                   31-Dec      20,365
1991      Low                     31-Jan      20,487
          High                    31-Dec      20,989
          Close                   31-Dec      20,989
1992      Low                     31-Jan      21,020
          High                    30-Nov      21,613
          Close                   31-Dec      21,598
1993      Low                     31-Jan      21,705
          High                    30-Nov      22,192
          Close                   31-Dec      22,192
1994      Low                     31-Jan      22,253
          High                    30-Nov      22,785
          Close                   30-Dec      22,785
1995      Low                     31-Jan      22,877
          High                    31-Oct      23,394
          Close                   29-Dec      23,364
1996      Low                     31-Jan      23,501
          High                    30-Nov      24,140
          Close                   31-Dec      24,140
1997      Low                     31-Jan      24,216
          High                    31-Oct      24,597
          Close                   31-Dec      24,551
1998      Low                     31-Jan      24,597
          High                    31-Oct      24,962
          Close                   31-Dec      24,947
1999      Low                     31-Jan      25,008
          High                    30-Nov      25,616
          Close                   31-Dec      25,616
2000      Low                     31-Jan      25,693
          High                    30-Nov      26,499
          Close                   29-Dec      26,484


Year        CAPITAL                   TOTAL
Ended       VALUE        Value at     VALUE         Value at
December    Dividends    Year-End     Dividends     Year-End      Total
31          in Cash      /1/          Reinvested    /1/           Return
1978/4/     $216         $8,947       $217          $9,155        -8.4%
1979        405          9,892        421           10,556        15.3
1980        552          11,390       603           12,807        21.3
1981        579          10,688       665           12,654        -1.2
1982        634          13,522       769           16,957        34.0
1983        594          16,424       755           21,389        26.1
1984        555          16,759       734           22,620        5.8
1985        581          21,148       795           29,448        30.2
1986        636          25,151       894           35,941        22.0
1987        717          25,463       1,034         37,295        3.8
1988        895          28,561       1,328         43,246        16.0
1989        1,225        35,438       1,877         55,597        28.6
1990        1,059        32,180       1,678         52,130        -6.2
1991        903          40,940       1,477         67,947        30.3
1992        989          44,059       1,655         74,871        10.2
1993        1,083        50,884       1,857         88,466        18.2
1994        1,238        50,319       2,171         89,641        1.3
1995        1,161        66,210       2,082         120,306       34.2
1996        1,197        78,143       2,188         144,351       20.0
1997        1,351        97,513       2,511         182,855       26.7
1998        1,427        112,292      2,690         213,421       16.7
1999        1,576        138,151      3,013         265,881       24.6
2000        1,717        142,315/3/   3,319         277,234/2/    4.3

Average
annual
compound
rate of
return for
22-1/2 years
16.0% /1/

/1/ Results reflect payment of maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments.
/2/ Includes reinvested dividends of $34,733 and reinvested capital gain distributions of $127,392.
/3/ Includes reinvested capital gain distributions of $71,287 but does not reflect income dividends of $21,290 taken in cash.
/4/ For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.
/5/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.Past results are not predictive of future results.

The S&P 500 Index is unmanaged, does not reflect sales charges, commissions or expenses and cannot be invested in directly.


[Begin Pull Quote]
Good things
may come
to those
who wait.
[End Pull Quote]


WHY WE BELIEVE PATIENCE PAYS

The last 20 years of the 20th century offered almost instant gratification to individual investors. Standard & Poor's 500 Composite Index - a measure of large-company U.S. stocks - regularly delivered double-digit returns, making investing look easy. This spawned the now-standard phenomenon of all-financial-news-all-the-time TV and radio programming with its associated hot tips. People gave up their day jobs to pursue day trading, oftentimes despite negligible investment training or experience. Dot-com stock prices soared into the stratosphere, filling investors with supreme confidence.

It didn't take much patience to be a successful investor. For example, from June 30, 1998, through the end of 1999, the Nasdaq Composite Index, which tracks many technology stocks, went up an average of almost 1% a week. Since late March 2000, however, markets have demonstrated that they do go down as well as up and that overheated ones can go way down.

[illustration of a man looking at a 5 story building with a single front door; a second illustration of the same man looking at what appears to be the same building, however it is now a high-rise building with double front doors]


A SHORT-SIGHTED APPROACH CAN HAVE A LONG-TERM IMPACT.

Many investors were caught by surprise as the year 2000 progressed. Given the recent past, it's not surprising that they had forgotten the role of patience in a sound investment plan. But the stock market (represented by the S&P 500) hasn't always gone straight up. Sure, in 17 of the last 20 years, it did, but in the 20 years before that (1961-1980), only 14 years were positive. Despite that, many investors made money $ if they stuck it out. The lesson is that well-run, undervalued companies can still prosper when the broad markets don't. They can be profitable, their stock prices can increase and they can pay their shareholders dividends. The key is to identify good companies, wait for their stock to go on sale, buy it and then let management do its job.


WHAT GIVES US THE CONFIDENCE TO BE PATIENT INVESTORS?

When you make an investment based on a friend's recommendation, a write-up on a Web site or a hot tip from CNBC, how do you know what to do when that company encounters tough times? We're patient because we're confident in the exceptionally broad and in-depth research and analysis we conduct on companies that we visit on your behalf. More than 100 investment professionals located around the world make about 10,000 research calls a year to gain behind-the-scenes insights into these companies. Our industry specialists provide extraordinary coverage, and they readily share information with each other. People with different responsibilities often make joint visits to companies in order to contribute unique perspectives to investment decisions. The result is a breadth of knowledge and understanding individual investors could not achieve on their own.

We're "tire kickers," and the more we know, the more confident we feel about waiting for companies to deliver on their promise. After all, the best investments aren't necessarily those that have captured the attention of the marketplace: They're often the ones whose potential has yet to be discovered.


THREE KEY APPROACHES CEMENT OUR CONFIDENCE:

WE GAIN PERSPECTIVE ON THE BUSINESS. To really know a company, we try to gauge its standing within its industry, its marketplace, its suppliers, its regulators and its business cycles. Having the resources to assess the business from multiple perspectives over many years can give us a leg up. Over time, it can give us confidence to have patience when others with less conviction have fled.

WE DIG DEEP INSIDE THE COMPANY. Seldom is a company's situation as simplistic as it's depicted in the press. Usually, when we dig deeper, there's more to the story. Sometimes the situation is attractive enough for us to wait patiently for the investing public to recognize it, too.

WE GET TO KNOW THE PEOPLE. In some organizations, it's a management team who has a vision that makes the difference. In others, it's the quality, expertise, experience and strategies of its leaders that make us willing to wait things out, even when the environment looks uncertain.


HOW DO WE PUT THIS KNOWLEDGE TO USE?

Fundamental Investors' portfolio counselors and research analysts use this knowledge to select investments. They are rewarded for sharing information with each other, not for competing with one another. They are also compensated for their willingness to be patient. Their financial rewards are aligned with yours
- our long-term shareholders.

Please join us on the next several pages as we explore some examples illustrating that old saw, "Good things may come to those who wait."

[Begin Sidebar]
WE GAIN PERSPECTIVE ON THE BUSINESS

To gain insight into each investment we make, it's important to get a broad perspective on the business as a whole. How have different companies dealt with similar situations in times of adversity and opportunity? Without context, it's difficult to trust the information we gather. A deep understanding of the business, however, guides our willingness to wait for success.
[End Sidebar]

[Begin pullquote]
"Endurance is patience concentrated."
[End pullquote]


SIFTING THROUGH THE SANDS

"When you know a business well, it changes your patience quotient," says Mike Kerr, analyst and portfolio counselor. Mike has followed oil companies since 1985, but prior to that, he was a working geophysicist. He not only understands the process of exploration, he's done it.

"Most analysts depend on the numbers a company gives them," says Mike. "I get the same numbers, but it helps to understand the potential of the geology behind them. I know how long it'll really take to get the oil out of the ground and when it will start contributing to profits."

Longevity in the business is also important to understanding. "This is the fourth oil cycle I've seen. The way you make money in this business is by being patient," says Mike. "You begin to see patterns that most people who've been doing this half as long can't discern.

"For example, when we first invested in Murphy Oil a decade ago, it was a quiet family trust," says Mike. "But in the last five years, a new generation of family management has emerged. They're now interested in being a competitive exploration and production company."

Three important efforts are helping the company get there. First, it made a significant investment in "syncrude" or synthetic crude - one of the most undeveloped, unconventional oil resources in the world. Found in Alberta, Canada, syncrude is oil that's trapped in sand. "It lies on the surface," says Mike. "Rather than drilling for it, you mine it like coal." The cost of mining syncrude has declined from $25 to $12 per barrel and, unlike normal oil reserves that dry up, this "oil sand" will probably be producing for 30 years without decline.

Second, Murphy took a position in the most exciting natural gas field in Canada, off the east coast near Sable Island. It's expected to become the largest gas resource in North America, and only a handful of companies have access to it.

Finally, in an incredibly creative move, Murphy struck a deal with Wal-Mart to offer its own oil at 300 gas stations across the country. "It's very profitable, there are big margins and Murphy put together a great deal with a fellow Arkansas company," says Mike. "It took awhile for this company to come to life, but it was worth the wait."

[illustration of a man standing on rainbow colored building blocks amidst several high-rise buildings]


CYCLES OF PATIENCE

By definition, cyclical companies - those whose fortunes mirror the economy - require patience from their investors. They have their ups and downs. "Some cope with the pain better than others," says portfolio counselor Dina Perry, "and those are the ones we look for."

Though it's really tough to do, it's best to buy cyclicals when they're in the doldrums ... and wait. It becomes easier to wait patiently when you have a 360-degree view of a company and its industry. We gain that view by watching companies from a number of different perspectives. Many members of the fund's team, for instance, have followed Dow Chemical over various periods. Martin Romo is the analyst who covers it today. He follows in the footsteps of Jim Drasdo, the fund's president, who covered Dow as a chemical analyst in the 1980s and still maintains an active interest. Mike Kerr, an analyst and a portfolio counselor, follows Dow from an energy perspective; Dina Perry watches it as part of her cyclical-company focus. Even fund chairman Jim Rothenberg followed the company as an analyst in the 1970s.

"I watched Dow for a long time before I decided to invest in it for the fund," says Martin. "But over time, even in really tough markets for its industry, it has demonstrated an ability to drastically reduce costs, acquire cheap assets and do that innovatively."

An example of Dow's ingenuity was a deal it made for a chemical plant in what was East Germany. The government set up a bidding contest in search of a global producer to take over a dilapidated plant and provide sorely needed jobs to the area. To offer incentive, Germany funded a large portion of the deal. As the winner of the bid, Dow applied its technical know-how to refurbish the plant into a world-class facility with very little outlay of capital.

Dow's strong position gave it an opportunity in 1999 to make a bid for Union Carbide, a company with a reputation for aggressive price-cutting that contributed to problems of overcapacity. Dow's goal was to acquire an underperforming, but nonetheless, formidable competitor.

"With such high energy costs, Dow is now in the midst of a pretty bad operating environment. Like it or not, you've got to buy cyclical businesses when things are bad and wait it out," says Martin.

[Begin pullquote]
"Our patience will achieve more than our force."
[End pullquote]

[Begin Sidebar]
WE DIG DEEP INSIDE THE COMPANY

If you just rely on Wall Street research, you only see the facade of a company. We dig deep inside a company to understand it. We take the time to visit each one, its vendors and its competitors. This firsthand, independent and in-depth knowledge helps us get at the true center of a company. Then, we know if it's worth the wait.
[End Sidebar]


THE NUGGET OTHERS COULDN'T SEE

Monsanto, a well-known chemical firm, recently got caught up in the controversy over bioengineered food. While other analysts focused on that, our analyst Martin Romo was eyeing its potential for developing a new class of arthritis drugs called "Cox II inhibitors" at Searle, Monsanto's underappreciated drug division. "I'm not a pharmaceutical expert so I tapped another in-house resource," says Martin. "Rick Beleson, our health care analyst, helped me value the pharmaceutical division, giving me the confidence to be patient."

Searle was developing what would become Celebrex, an arthritis treatment as effective as others but safer than those available in this multibillion dollar market. "Rick helped me understand the market, the competition, the history of drug launches and how those launches get valued in a company's overall stock price."

"We talked through Warner-Lambert's experience with its blockbuster cholesterol-lowering drug, Lipitor," says Rick. "We discussed how the market looked at it, what the market was willing to pay for it and what Celebrex might be worth to Monsanto in light of that. As the drug development progressed, Martin and I had increasing confidence in the value of that drug franchise."

So when it looked like American Home Products would merge with Monsanto, Rick and Martin were optimistic. When the merger fell through, they had to sit tight for a little while longer. But the two realized that Monsanto was "in play," and eventually a premium would be paid for it. Then the stock price dropped, and they used it as an opportunity to buy more shares for Fundamental Investors before the market recognized the value of Celebrex. Soon after, Pharmacia, a large international drug company, merged with Monsanto.

Up 72% last year, Pharmacia is one of the top-performing pharmaceutical stocks. It took some digging, some teamwork $ and some patience.


TRUSTING WHAT YOU KNOW

Analyst Ron Morrow likes salty and sweet snacks, crackers and cookies - as an investor, that is. "That's where the growth is in the food industry," says Ron. Nabisco Group Holdings should have satisfied his appetite, but there were problems. The company wasn't properly funding advertising and promotion to back its brands, and, as a result, market share was eroding. Sales commissions had been cut for the company's all-important sales force and unique delivery personnel who actually market merchandise directly to store managers as they deliver and stock it. Morale was hurting. Then, former Kraft Foods president Jim Kilts was brought in, and he turned things around. He nurtured spending behind the brand and reinvigorated the sales force. Not surprisingly, the upfront expenditures had negative short-term effects. Over time, however, the strategy worked, and Nabisco's market share started to rise.

Unfortunately, Nabisco still had a problem: Its holding company had originally included R.J. Reynolds, the tobacco firm. Though the tobacco holdings had been spun out from the holding company, investors were still concerned that if anti-tobacco lawyers were successful in piercing Nabisco's "corporate veil," its assets would be raided.

"Even though Nabisco was one of the fastest growing and best managed food companies out there, its shares were being valued at a huge discount because the market chose to value it with a taint from the tobacco," says Ron. "As time went on, we became confident that the litigants couldn't go through all the RJR assets, so Nabisco wouldn't be touched. We believed that when this eventually became apparent to other investors, the value of Nabisco stock would increase significantly."

Investor Carl Icahn helped that situation by making a takeover bid that spoke loud and clear to the marketplace that he saw no taint. Though Icahn's bid was not accepted, long-time Nabisco suitor Philip Morris' bid was. To accommodate the bid, RJR bought back the holding company - in effect, taking back any possible tobacco liability - leaving Nabisco untainted. The result? Having the patience to wait until the situation played out allowed Fundamental Investors to benefit from both RJR's purchase of Nabisco Group Holdings and Philip Morris' purchase of Nabisco. We waited until this transaction was complete and then sold our holdings, up 182% for the year.

[illustration of a man shoveling down through the rooftop of a high-rise building]

[Begin Sidebar]
WE GET TO KNOW THE PEOPLE

It's easy to make the assumption that corporations are just impersonal business entities without a face. But what makes one company stand out from another is usually an individual or individuals who make a difference. Getting to know those people, understanding their vision and the culture they create can help give us the confidence to remain patient in our investments.
[End Sidebar]

[Begin pullquote]
"Patience is the companion of wisdom."
[End pullquote]


FIRST ONE TO MAP THE HUMAN GENOME WINS

"When I bought Applera for the fund, it was the first time I made an investment decision based on one individual," says analyst James Terrile. "Company president Mike Hunkapiller has an uncanny nose for knowing what will work scientifically. It takes me a long time to prepare for a meeting with him. He has a lot to say, but you have to pull it out."

Hunkapiller is the scientific guru behind Applera, a company that took some investing patience. It spun out from an analytical instruments company - many of whose businesses were in decline. Instrument analysts who had followed the company for years hadn't focused much on the small but consistently profitable division that was driving breakthroughs in human genetic research. Little did they know that Applera would ultimately win the race to map the human genome.

Soon after its formation, Applera dominated the market with its technology. It allowed scientists to sequence DNA (spell out the letters of our biological blueprint) and amplify it (enlarge a small sample of that DNA in order to analyze it). "In effect," says James, "you take a needle in a haystack and turn it into a haystack of needles so you can study them." This sequencing provided even more answers to complex biological questions than Applera imagined.

Hunkapiller didn't hoard the technology; he licensed it to his competitors. "His insightful strategy fomented competition and growth of this segment of scientific research, creating demand for Applera's products," says James. "Plus, through royalty checks, the company could track which of its competitors were successful."

The next step in the company's development was even more significant. Hunkapiller hired Craig Venter, an iconoclast who, with a group of Nobel laureates, formed Celera - a new division, which was determined to beat the government's human genome project with Applera's technology. "Celera used 300 of the company's new DNA sequencers," says James, "and did in 18 months what the government said would take them five to seven years."

Now, it's not just Celera that's using Applera's sequencers, but every player in the ongoing race to discover more about the human genome. And the race is afoot.

[illustration of a large man coming out of the top of a high-rise building, while a small man stands on the corner of the rooftop of that same high-rise]


PEOPLE MAKE A DIFFERENCE

When analyst Mark Merritt started following The Limited stores in 1993, he wasn't impressed. He'd walk the malls and see the contrast between other retailers and The Limited's housekeeping standards, presentation, quality and pricing. Then something began to change. They started hiring really good people.

Experienced managers were brought in to head the company's stores, sourcing, marketing, finance, design and distribution. They started adding talent where there had been little before. "The backgrounds and experiences of the people they hired were very impressive," says Mark, "and it gave me the confidence to invest."

A consistent management and reporting structure was created. Instead of each division - Express, Victoria's Secret, Limited and others - doing its own thing, each had functional managers report to functional group leaders at the corporate level.

"The last time I visited headquarters, I was just struck that everyone was really on board and understood the entire vision," says Mark. "And yet I still don't think the world gives them much credit for the transition I've seen by getting to know the people."

Mark meets with The Limited chairman and CEO Les Wexner once a year, plus does regular store walk-throughs and mall visits with divisional presidents. His goal is to get to know people at the store, division and corporate levels.

Bringing the corporate vision down to the store level was an important element of executing strategy. Recently, meetings were conducted with every store manager to help them understand the company's evolving brand strategy and its payoffs. Mark, the only analyst invited to sit in, says it was a great chance to observe The Limited's culture and how it's been changing.

"It's massive change, and change is never quick or easy," says Mark, but his patience is starting to pay off. "The company has rebuilt its track record of hitting earnings expectations after a long period of missing them. They're building up their organization in a detailed, analytical and logical way. The market doesn't really understand that yet or trust it. I do, so I'll wait. I think there's more ahead."

[Begin Caption]
The key to patience in investing is knowledge and insight. By gaining perspective on a business, digging deep inside companies and knowing their people, we have the confidence to wait patiently for positive results. [End Caption]

Fundamental Investors
Investment Portfolio, December 31, 2000

[Begin table]
                                                                    PERCENT OF       PERCENT
Largest Equity Holdings                                             NET ASSETS    CHANGE /1/

AstraZeneca                                                               2.51%        21.41%
Dow Chemical                                                               2.17        -17.77
Viacom                                                                     2.09   -21.77 /2/
Pfizer                                                                     2.05    44.38 /2/
Texas Instruments                                                          1.98         -2.19
Pharmacia                                                                  1.88    72.17 /2/
Allstate                                                                   1.84         81.51
Time Warner                                                                1.82        -27.88
Bank of America                                                            1.80         -8.59
AT&T                                                                       1.60        -65.89

/1/  Reflects change in market price for the
     year ended 12/31/00.  (Excludes dividends).
/2/  Adjusted for mergers.
[end table]

[begin table]
                                                                    PERCENT OF
Largest Industry Holdings                                           NET ASSETS

Pharmaceuticals                                                           9.84%
Media                                                                      9.03
Insurance                                                                  6.99
Oil & Gas                                                                  4.83
Diversified Telecommunication Services                                     3.92
[end table]

                                                                     SHARES OR        MARKET  PERCENT
Equity Securities                                                    PRINCIPAL         VALUE   OF NET
(COMMON AND PREFERRED STOCKS AND CONVERTIBLE                            AMOUNT          (000)  ASSETS
 DEBENTURES)

PHARMACEUTICALS  -  9.84%
AstraZeneca PLC (United Kingdom)                                      6,715,500      $335,750
AstraZeneca PLC (ADR)                                                 3,300,766       169,989    2.51%
Pfizer Inc                                                            9,000,000       414,000     2.05
Pharmacia Corp.                                                       6,139,500       374,509
Pharmacia Corp. 6.50% ACES convertible                                  100,000         5,181     1.88
 preferred 2001, units
American Home Products Corp.                                          4,500,000       285,975     1.42
Bristol-Myers Squibb Co.                                              2,500,000       184,844      .92
Elan Corp., PLC (ADR) (Ireland) (1)                                   2,100,000        98,306      .49
Eli Lilly and Co.                                                       950,000        88,409      .44
Forest Laboratories, Inc.  (1)                                          150,000        19,931      .10
IVAX Corp. 5.50% convertible debentures 2007(2)                     $5,000,000          6,150      .03

MEDIA  -  9.03%
Viacom Inc., Class B  (1)                                             6,673,500       311,986
Viacom Inc., Class A  (1)                                             2,351,200       110,506     2.09
Time Warner Inc.                                                      7,044,000       367,979     1.82
Walt Disney Co.                                                      10,375,000       300,227     1.49
News Corp. Ltd., preferred (ADR) (Australia)                          6,200,000       180,187
News Corp. Ltd. (ADR)                                                 3,150,000       101,587     1.40
United Pan-Europe Communications NV,                                      1,120        92,022
 convertible preferred (Netherlands)(1),(2),(3)
United Pan-Europe Communications NV, warrants,                          543,825            45      .46
 expire 2007 (1),(3)
Dow Jones & Co., Inc.                                                 1,183,300        67,004      .33
Fox Entertainment Group, Inc., Class A  (1)                           3,650,000        65,244      .32
Interpublic Group of Companies, Inc.                                    860,000        36,604
Interpublic Group of Companies, Inc. 1.87%                          $8,168,000          7,627      .22
 convertible debentures 2006 (2)
E.W. Scripps Co., Class A                                               700,000        44,012      .22
Comcast Corp., Class A, special stock  (1)                            1,000,000        41,750      .21
Gannett Co., Inc.                                                       500,000        31,531      .16
Tribune Co.                                                             718,400        30,352      .15
Knight-Ridder, Inc.                                                     441,200        25,093      .12
A. H. Belo Corp., Class A                                               443,400         7,094      .04

INSURANCE  -  6.99%
Allstate Corp.                                                        8,500,000       370,281     1.84
Marsh & McLennan Companies, Inc.                                      2,140,600       250,450     1.24
Chubb Corp.                                                           2,725,000       235,712     1.17
Berkshire Hathaway Inc., Class A  (1)                                     1,750       124,250      .62
Aon Corp.                                                             3,000,000       102,750      .51
St. Paul Companies, Inc.                                              1,500,000        81,469      .40
Cincinnati Financial Corp.                                            1,700,000        67,256      .33
American International Group, Inc.                                      600,000        59,137      .29
21st Century Insurance Group                                          3,000,000        42,750      .21
XL Capital Ltd., Class A                                                472,000        41,241      .20
AMP Ltd. (Australia)                                                  3,300,000        37,148      .18

OIL & GAS  -  4.83%
Suncor Energy Inc. (Canada)                                           8,822,239       225,442     1.12
Texaco Inc.                                                           2,500,000       155,312      .77
Murphy Oil Corp.                                                      2,194,900       132,654      .66
Unocal Corp.                                                          2,000,000        77,375
Unocal Capital Trust $3.125                                             450,000        22,781      .50
 convertible preferred
Shell Canada Ltd., Class A (Canada)                                   3,254,700        84,907      .42
ENI SpA (Italy)                                                      10,240,000        65,548      .32
Phillips Petroleum Co.                                                1,138,400        64,746      .32
Imperial Oil Ltd. (Canada)                                            2,261,900        59,488      .29
Royal Dutch Petroleum Co. (New York registered)                         500,000        30,281
 (Netherlands)
"Shell" Transport and Trading Co., PLC                                  450,000        22,219      .26
(New York registered) (United  Kingdom)
Sunoco, Inc.                                                          1,000,000        33,687      .17

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.92%
AT&T Corp.                                                           18,600,000       322,012     1.60
SBC Communications Inc.                                               5,800,000       276,950     1.37
Qwest Communications International Inc.                               2,161,650        88,628      .44
 (merged with U S WEST, Inc.)  (1)
Sprint FON Group                                                      2,643,700        53,700      .27
Verizon Communications (formerly GTE Corp.)                             875,000        43,859
Bell Atlantic Financial Services, Inc. 4.25%                         $5,000,000         5,350      .24
 convertible debentures 2005 (2)

BANKS  -  3.82%
Bank of America Corp.                                                 7,900,000       362,413     1.80
BANK ONE CORP.                                                        2,717,300        99,521      .49
Wells Fargo & Co.                                                     1,400,000        77,962      .39
Mizuho Holdings, Inc. (formerly Fuji Bank, Ltd.)                         10,000        61,726      .31
 (Japan) (1)
First Union Corp.                                                     1,700,000        47,281      .23
Sumitomo Bank, Ltd. (Japan)                                           4,600,000        47,043      .23
FleetBoston Financial Corp.                                           1,250,000        46,953      .23
Royal Bank of Canada (Canada)                                           850,000        28,838      .14

CHEMICALS  -  3.33%
Dow Chemical Co.                                                     11,975,000       438,584     2.17
Imperial Chemical Industries PLC (ADR)                                3,500,000       117,906      .58
 (United Kingdom)
Bayer AG (Germany)                                                    1,130,000        59,526      .30
Air Products and Chemicals, Inc.                                      1,400,000        57,400      .28

INDUSTRIAL CONGLOMERATES  -  2.91%
Minnesota Mining and Manufacturing Co.                                1,900,000       228,950     1.14
Norsk Hydro AS (Norway)                                               2,701,000       114,558
Norsk Hydro AS (ADR)                                                  2,009,000        84,504      .99
Siemens AG (Germany)                                                  1,200,000       156,907      .78

COMMUNICATIONS EQUIPMENT  -  2.81%
Corning Inc.                                                          4,320,000       228,150     1.13
Telefonaktiebolaget LM Ericsson, Class B (ADR)                       13,600,000       152,150      .75
 (Sweden)
Motorola, Inc.                                                        5,761,100       116,662      .58
Lucent Technologies Inc.                                              3,000,000        40,500      .20
Avaya Inc.  (1)                                                       1,700,000        17,531      .09
Nortel Networks Corp. (Canada)                                          400,000        12,825      .06

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.65%
Texas Instruments Inc.                                                8,413,024       398,567     1.98
Intel Corp.                                                           2,060,000        61,929      .31
LSI Logic Corp.  (1)                                                  2,000,000        34,180      .17
ON Semiconductor Corp.  (1)                                           5,390,200        28,299      .14
Semtech Corp. 4.50% convertible debentures                           $8,000,000         5,930
 2007 (2)
Semtech Corp. 4.50% convertible debentures 2007                      $2,000,000         1,482      .04
Infineon Technologies AG (Germany) (1)                                   75,500         2,807      .01

FOOD PRODUCTS  -  2.51%
Unilever NV (New York Registered) (Netherlands)                       1,600,000       100,700      .50
Sara Lee Corp.                                                        3,900,000        95,794      .47
H.J. Heinz Co.                                                        1,800,000        85,387      .42
Wm. Wrigley Jr. Co.                                                     845,400        81,000      .40
General Mills, Inc.                                                   1,404,200        62,575      .31
Kellogg Co.                                                           2,200,000        57,750      .29
Dole Food Co., Inc.                                                   1,527,500        25,013      .12

DIVERSIFIED FINANCIALS  -  2.38%
Fannie Mae                                                            2,950,000       255,912     1.27
Household International, Inc.                                         1,700,000        93,500      .46
Investor AB, Class B (Sweden)                                         5,000,000        74,730      .37
Capital One Financial Corp.                                             450,000        29,616      .15
USA Education Inc. (formerly SLM Holding Corp.)                         400,000        27,200      .13

BEVERAGES  -  1.87%
Coca-Cola Co.                                                         4,500,000       274,219     1.36
Adolph Coors Co., Class B                                               780,200        62,660      .31
PepsiCo, Inc.                                                           800,000        39,650      .20

COMPUTERS & PERIPHERALS  -  1.84%
International Business Machines Corp.                                 1,600,000       136,000      .67
Lexmark International, Inc., Class A  (1)                             3,000,000       132,937      .66
Compaq Computer Corp.                                                 3,500,000        52,675      .26
Hewlett-Packard Co.                                                   1,600,000        50,500      .25

AEROSPACE & DEFENSE  -  1.78%
Boeing Co.                                                            1,750,000       115,500      .57
Lockheed Martin Corp.                                                 2,911,900        98,859      .49
Northrop Grumman Corp.                                                  800,000        66,400      .33
Raytheon Co., Class B                                                   662,500        20,579
Raytheon Co., Class A                                                   670,232        19,437      .20
Honeywell International Inc.                                            800,000        37,850      .19

ELECTRIC UTILITIES  -  1.64%
CMS Energy Corp.                                                      1,800,000        57,038      .28
DTE Energy Co.                                                        1,300,000        50,619      .25
Dominion Resources, Inc.                                                750,000        50,250      .25
Constellation Energy Group, Inc.                                      1,090,800        49,154      .24
Xcel Energy Inc.                                                      1,200,000        34,875      .17
American Electric Power Co., Inc.                                       652,100        30,323      .15
FPL Group, Inc.                                                         297,500        21,346      .11
Southern Co.                                                            400,000        13,300      .07
Duke Energy Corp.                                                       150,000        12,787      .06
Entergy Corp.                                                           150,000         6,347      .03
TXU Corp.                                                               120,800         5,353      .03
Progress Energy, Inc.                                                   850,000           349      .00
 (formerly Florida Progress Corp.)  (1),(3)

METALS & MINING  -  1.54%
Alcoa Inc.                                                            5,500,000       184,250      .91
Phelps Dodge Corp.                                                    1,205,620        67,289      .33
BHP Ltd. (Australia)                                                  3,200,400        33,773      .17
Massey Energy Co.                                                     2,011,700        25,649      .13

MACHINERY  -  1.49%
Deere & Co.                                                           2,800,000       128,275      .64
Parker Hannifin Corp.                                                 2,300,000       101,488      .50
Caterpillar Inc.                                                      1,000,000        47,313      .23
Illinois Tool Works, Inc.                                               400,000        23,825      .12

ROAD & RAIL  -  1.42%
Canadian Pacific Ltd. (Canada)                                        3,943,400       112,633      .56
Union Pacific Corp.                                                   1,700,000        86,275
Union Pacific Capital Trust 6.25% TIDES                                 260,000        11,960      .49
 convertible preferred 2028 (2)
Burlington Northern Santa Fe Corp.                                    2,547,600        72,129      .36
Budget Group, Inc. 6.25% TIDES                                          257,000         1,542      .01
 convertible preferred 2005

PAPER & FOREST PRODUCTS  -  1.39%
Weyerhaeuser Co.                                                      1,725,000        87,544      .43
International Paper Co.                                               2,000,000        81,625      .40
Bowater Inc.                                                            700,000        39,463      .20
Willamette Industries, Inc.                                             800,000        37,550      .19
Georgia-Pacific Corp., Georgia-Pacific Group                            958,640        29,838
Georgia-Pacific Corp., Timber Group                                     150,000         4,491      .17

SOFTWARE  -  1.37%
Microsoft Corp.  (1)                                                  3,977,300       172,515      .86
Computer Associates International, Inc.                               2,750,000        53,625      .27
Intuit Inc.  (1)                                                      1,235,700        48,733      .24

AIRLINES  -  1.36%
Delta Air Lines, Inc.                                                 3,206,600       160,931      .80
AMR Corp.  (1)                                                        2,000,000        78,375      .39
Southwest Airlines Co.                                                1,000,000        33,530      .17

INTERNET SOFTWARE & SERVICES  -  1.24%
Yahoo  Inc.  (1)                                                      7,000,000       210,438     1.04
America Online, Inc.  (1)                                             1,000,000        34,800      .17
CNET Networks, Inc. 5.00% convertible                                $8,000,000         5,320      .03
 debentures 2006

SPECIALTY RETAIL  -  1.20%
Limited Inc.                                                          8,768,578       149,614      .74
Lowe's Companies, Inc.                                                2,100,000        93,450      .46

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.03%
Applera Corp. - Applied Biosystems Group                              1,330,200       125,122      .62
 (formerly PE Biosystems Group)
Becton, Dickinson and Co.                                             2,400,000        83,100      .41

HOUSEHOLD PRODUCTS  -  0.96%
Colgate-Palmolive Co.                                                 3,000,000       193,650      .96

PERSONAL PRODUCTS  -  0.94%
Gillette Co.                                                          5,250,000       189,656      .94

AIR FREIGHT & COURIERS  -  0.79%
FedEx Corp.  (1)                                                      2,600,000       103,896      .52
United Parcel Service, Inc., Class B                                    934,600        54,966      .27

COMMERCIAL SERVICES & SUPPLIES  -  0.74%
Sabre Holdings Corp. (formerly Sabre Group                            2,045,304        88,204      .44
 Holdings, Inc.), Class A  (1)
Cendant Corp.  (1)                                                    1,800,000        17,325
Cendant Corp.7.50% PRIDES convertible preferred                       1,242,100        16,924
Cendant Corp. 3.00% convertible                                      $7,900,000         7,327      .21
 debentures 2002 (2)
Waste Management, Inc. 4.00% convertible                            $11,000,000        10,533      .05
 debentures 2002
Equifax Inc.                                                            300,000         8,606      .04

ENERGY EQUIPMENT & SERVICES  -  0.70%
Baker Hughes Inc.                                                     2,900,000       120,531      .60
Schlumberger Ltd. (Netherlands Antilles)                                150,000        11,991      .06
Diamond Offshore Drilling, Inc. 3.75%                                $6,500,000         7,102      .04
 convertible debentures 2007

AUTOMOBILES  -  0.66%
Honda Motor Co., Ltd. (Japan)                                         1,954,000        72,572      .36
General Motors Corp.                                                  1,200,000        61,125      .30

IT CONSULTING & SERVICES  -  0.66%
Electronic Data Systems Corp.                                         2,300,000       132,825      .66

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.65%
Agilent Technologies, Inc.  (1)                                       1,300,000        71,175      .35
SCI Systems, Inc. (1)                                                 2,000,000        52,750
SCI Systems, Inc. 3.00% convertible                                 $10,000,000         7,962      .30
 debentures 2007

MULTI-UTILITIES  -  0.65%
Questar Corp.                                                         3,000,000        90,188      .45
Williams Companies, Inc.                                              1,000,000        39,938      .20

BUILDING PRODUCTS  -  0.54%
Nippon Sheet Glass Co., Ltd. (Japan)                                  9,000,000       109,381      .54

WIRELESS TELECOMMUNICATION SERVICES  -  0.50%
AT&T Broadband (formerly MediaOne Group, Inc.)                          750,000        60,938      .30
 6.25% PIES convertible preferred 2001
Crown Castle International Corp.  (1)                                 1,500,000        40,594      .20

MULTILINE RETAIL  -  0.45%
Federated Department Stores, Inc.  (1)                                2,600,000        91,000      .45

GAS UTILITIES  -  0.33%
KeySpan Corp.                                                         1,584,000        67,122      .33

CONSTRUCTION & ENGINEERING  -  0.33%
Fluor Corp. (1)                                                       2,011,700        66,512      .33

HEALTH CARE PROVIDERS & SERVICES  -  0.25%
Cardinal Health, Inc.                                                   500,000        49,813      .25

OTHER INDUSTRIES - 0.77%
Newell Rubbermaid Inc.                                                1,200,000        27,300
Newell Financial Trust I 5.25% QUIPS                                    254,000         8,271      .18
 convertible preferred 2027
Delphi Automotive Systems Corp.                                       2,814,518        31,663      .16
Albertson's, Inc.                                                       998,550        26,462      .13
Applera Corp. - Celera Genomics Group                                   528,800        19,004      .09
 (formerly Celera Genomics)  (1)
Chesapeake Corp. (4)                                                    859,100        17,665      .09
Tupperware Corp.                                                        500,000        10,219      .05
Dana Corp.                                                              550,000         8,422      .04
Walgreen Co.                                                            149,900         6,268      .03

MISCELLANEOUS - 3.66%
Other equity securities in initial period                                             736,553     3.66
 of acquisition

Total Equity Securities                                                            17,703,443    87.77
 (cost: $14,321,307,000)




                                                                     PRINCIPAL        MARKET  PERCENT
                                                                        AMOUNT         VALUE   OF NET
Bonds & Notes                                                             (000)         (000)  ASSETS

MEDIA  -  0.62%
Charter Communications Holdings, LLC 8.25% 2007                         $50,000       $45,500     .23%
United Pan-Europe Communications NV:
 10.875% 2009                                                            42,950        28,025
 11.50% 2010                                                             17,050        11,253      .19
FrontierVision 11.00% 2006                                               15,000        14,400
Century Communications Corp. 8.375% 2007                                  9,570         8,087      .11
Cablevision Industries Corp. 9.875% 2013                                 10,000        10,400      .05
Time Warner Inc. 10.15% 2012                                              6,000         7,347      .04

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.37%
NTL Communications Corp.:
 11.50% 2008                                                             31,500        27,720
 11.875% 2010 (2)                                                        16,125        14,271
NTL Inc. 0%/12.75% 2005 (5)                                              19,500        18,720
Comcast UK Cable Partners Ltd.                                           16,070        13,820      .37
 0%/11.20% 2007 (5)

AIRLINES  -  0.06%
Delta Air Lines, Inc., Series 1993-A2,                                   11,500        12,953      .06
 10.50% 2016 (6)

Total Bonds & Notes (cost: $206,403,000)                                              212,496     1.05

                                                                     PRINCIPAL        MARKET  PERCENT
                                                                        AMOUNT         VALUE   OF NET
Short Term Securities                                                     (000)         (000)  ASSETS

Corporate Short-Term Notes - 7.75%
SBC Communications Inc. 6.46%-6.55%                                    $104,000      $103,500     .51%
 due 1/19-2/2/2001 (2)
Alcoa Inc. 6.50%-6.52% due 1/11-1/25/2001                                80,000        79,737      .40
General Motors Acceptance Corp. 6.53%                                    80,000        79,727      .39
 due 1/10-1/24/2001
USAA Capital Corp. 6.48%-6.50% due                                       75,000        74,656      .37
 1/4-2/15/2001
Verizon Global Funding Inc. 6.40%-6.52%                                  75,000        74,574      .37
 due 1/22-2/15/2001
Park Avenue Receivables Corp. 6.53%-6.68%                                65,000        64,884      .32
 due 1/5-1/22/2001 (2)
American Express Credit Corp. 6.50%-6.51%                                65,000        64,793      .32
 due 1/12-1/30/2001
Preferred Receivables Funding Corp. 6.52%-6.60%                          65,000        64,747      .32
 due 1/10-2/2/2001 (2)
Corporate Asset Funding Co. Inc. 6.50%-6.61%                             60,000        59,788      .30
 due 1/8-2/22/2001 (2)
A.I. Credit Corp. 6.50%-6.54% due 1/10-2/2/2001                          60,000        59,770      .30
International Lease Finance Corp. 6.50%                                  50,000        49,973      .25
 due 1/3/2001
E.I. Du Pont de Nemours and Co. 6.50%                                    50,000        49,900      .25
 due 1/11/2001
IBM Credit Corp. 6.50%-6.54% due 1/9-1/30/2001                           50,000        49,823      .25
BellSouth Capital Funding Corp. 6.40%-6.51%                              50,000        49,772      .25
 due 1/12-2/9/2001 (2)
Gannett Co. Inc. 6.43%-6.54%                                             50,000        49,763      .24
 due 1/18-2/8/2001 (2)
General Electric Capital Corp. 6.40%                                     48,000        47,659      .24
 due 2/9/2001
Gillette Co. 6.50% due 1/8-1/12/2001 (2)                                 47,600        47,512      .24
Anheuser-Busch Companies, Inc. 6.45%-6.50%                               45,000        44,923      .22
 due 1/4-1/11/2001
Motiva Enterprises LLC 6.45%-6.54%                                       45,000        44,868      .22
 due 1/2-1/18/2001
Merck & Co. Inc. 6.48%-6.54% due 1/16-1/17/2001                          44,000        43,867      .22
Ciesco L.P. 6.40%-6.53% due 1/16-2/22/2001                               45,000        44,735      .22
BellSouth Telecommunications, Inc. 6.52%-6.54%                           40,000        39,968      .20
 due 1/4-1/5/2001
Equilon Enterprises, LLC 6.51%-6.53%                                     36,000        35,876      .18
 due 1/5-1/25/2001
Duke Energy Corp. 6.49% 1/9-1/11/2001                                    34,300        34,240      .17
Bank of America Corp. 6.51%-6.62%                                        31,350        31,282      .15
 due 1/8-1/16/2001
Knight-Ridder, Inc. 6.35%-6.52%                                          29,300        29,179      .14
 due 1/9-2/14/2001
Household Finance Corp. 6.55% due 1/9/2001                               25,000        24,959      .12
Golden Peanut Co., LLC 6.50%-6.52%                                       21,000        20,904      .10
 due 1/16-2/7/2001
AT&T Corp. 6.51% due 1/5/2001                                            20,000        19,982      .10
Estee Lauder Companies Inc. 6.48%-6.55%                                  20,000        19,945      .10
 due 1/10-1/22/2001 (2)
Tribune Co. 6.51% due 2/12/2001 (2)                                      20,000        19,846      .10
Monsanto Co. 6.35% due 3/16/2001 (2)                                     20,000        19,728      .10
Wells Fargo & Co. 6.49% due 1/17/2001                                    18,700        18,642      .09

Federal Agency Discount Notes - 2.98%
Federal Home Loan Banks 6.155%-6.42%                                    215,000       213,429     1.06
 due 1/8-3/14/2001
Fannie Mae 6.11%-6.435% due 1/4-3/29/2001                               200,000       198,501      .98
Freddie Mac 6.19%-6.465% due 1/2-3/1/2001                               190,000       188,912      .94

TOTAL SHORT-TERM SECURITIES                                                         2,164,364    10.73
  (cost: $2,164,377,000)

TOTAL INVESTMENT SECURITIES                                                        20,080,303    99.55
 (cost: $16,692,087,000)
Excess of cash and receivables over payables                                           90,380      .45

NET ASSETS                                                                        $20,170,683   100.00

(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
    resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Directors.
(4) The fund owns 5.69% of the outstanding voting securities of Chesapeake Corp. and thus is considered an affiliate as defined under the Investment Company Act of 1940.
(5) Step bond; coupon rate will increase at a later date.
(6) Pass-through security backed by a pool of mortgages or other loans on which principal payments are made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity securities added since June 30, 2000

Adolph Coors
Agilent Technologies
America Online
American Electric Power
AMP
Avaya
Berkshire Hathaway
BHP
Burlington Northern Santa Fe
CMS Energy
CNET Networks
ENI SpA
Federated Department Stores
Fluor
Intuit
Investor AB
Lexmark International
Eli Lilly
Lockheed Martin
LSI Logic
Massey Energy
Minnesota Mining and Manufacturing
ON Semiconductor
Royal Bank of Canada
United Pan-Europe Communications
Walgreen Co.
Wm. Wrigley Jr. Co.
Xcel Energy
Yahoo

Equity securities eliminated since June 30, 2000

Advanced Micro Devices
American Greetings
Archer Daniels Midland
Avon Products
Cisco Systems
Dai-Ichi Kangyo Bank
Dell Computer
Dillard's
Eastman Kodak
EMI Group
Ford Motor
Fort James
Fujitsu
Gateway
Hasbro
HCA - The Healthcare Co.
Kimberly-Clark
May Department Stores
MBNA
McDonald's
MDU Resources Group
Micron Technology
Nabisco Group Holdings
NEC
New York Times
Oracle
Owens-Illinois
Pogo Trust I
PSINet
Research in Motion
Sanofi-Synthelabo
Seagram Co.
Toshiba
USX-Marathon
Western Resources


Fundamental Investors
Financial Statements

Statement of Assets and Liabilities
at December 31, 2000                                                         (dollars in  thousands)

Assets:
Investment securities at market
 (cost: $16,692,087)                                                                          $20,080,303
Cash                                                                                                   87
Receivables for--
 Sales of investments                                                           $106,853
 Sales of fund's shares                                                           63,172
 Dividends and interest                                                           25,931
 Other                                                                                58          196,014
                                                                                               20,276,404
Liabilities:
Payables for--
 Purchases of investments                                                         55,263
 Repurchases of fund's shares                                                     39,249
 Management services                                                               4,589
 Other expenses                                                                    6,620          105,721

Net Assets at December 31, 2000 -                                                             $20,170,683

 Total authorized capital stock - 1,000,000,000 shares

Class A shares, $1.00 par value
 Net assets                                                                                   $19,871,724
 Shares outstanding                                                                           637,798,430
 Net asset value per share                                                                         $31.16

Class B shares, $1.00 par value
 Net assets                                                                                      $298,959
 Shares outstanding                                                                             9,606,045
 Net asset value per share                                                                         $31.12

See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended December 31, 2000                                         (dollars in  thousands)

Investment Income:
Income:
 Dividends                                                                      $258,832
 Interest                                                                        100,285       $  359,117

Expenses:
 Management services fee                                                          51,298
 Distribution expenses - Class A                                                  46,569
 Distribution expenses - Class B                                                   1,121
 Transfer agent fee - Class A                                                     16,605
 Transfer agent fee - Class B                                                        112
 Reports to shareholders                                                             397
 Registration statement and prospectus                                             1,363
 Postage, stationery and supplies                                                  2,089
 Directors' fees                                                                     163
 Auditing and legal fees                                                              71
 Custodian fee                                                                       836
 Taxes other than federal income tax                                                   1
 Other expenses                                                                      151          120,776
 Net investment income                                                                            238,341

Realized Gain and Unrealized
 Depreciation on Investments:

Net realized gain                                                                               1,436,000
Net unrealized depreciation
 on investments                                                                                  (981,026)
 Net realized gain and unrealized
  depreciation on investments                                                                     454,974

Net Increase in Net Assets Resulting
 from Operations                                                                               $  693,315

See Notes to Financial Statements







Statement of Changes in Net Assets                                           (dollars in  thousands)

                                                                              Year ended      December 31
                                                                                     2000             1999
Operations:
Net investment income                                                       $    238,341     $    192,612
Net realized gain on investments                                               1,436,000        1,393,331
Net unrealized (depreciation) appreciation
 on investments                                                                 (981,026)       1,590,469
 Net increase in net assets
  resulting from operations                                                      693,315        3,176,412
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                       (223,880)        (182,671)
  Class B                                                                           (587)               -
Distributions from net realized gains on investments:
  Class A                                                                     (1,367,983)      (1,298,803)
  Class B                                                                        (15,496)               -
Total dividends and distributions                                             (1,607,946)      (1,481,474)

Capital Share Transactions:
 Proceeds from shares sold                                                     5,434,428        2,627,090
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                            1,527,294        1,404,953
 Cost of shares repurchased                                                   (2,479,505)      (1,836,795)
 Net increase in net assets resulting from                                     4,482,217        2,195,248
  capital share transactions
Total Increase in Net Assets                                                   3,567,586        3,890,186

Net Assets:
Beginning of year                                                             16,603,097       12,712,911
End of year (including
 undistributed net investment
 income: $40,847 and $31,348,
 respectively)                                                               $20,170,683      $16,603,097

See Notes to Financial Statements

FUNDAMENTAL INVESTORS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. The fund did not amortize premiums on fixed-income securities.

On January 1, 2001, the fund will begin amortizing premiums on fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value and will result in immaterial changes to the classification of certain amounts between interest income, realized gain/loss and unrealized appreciation/depreciation in the Statement of Operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 2000, such non-U.S. taxes were $5,253,000.
Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, and other receivables and payables, on a book basis, were $4,321,000 for the year ended December 31, 2000.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of December 31, 2000, net unrealized appreciation on investments, for federal income tax purposes aggregated $3,383,957,000; $4,378,584,000 related to appreciated securities and $994,627,000 related to depreciated securities. During the year ended December 31, 2000, the fund realized, on a tax basis, a net capital gain of $1,443,901,000 on securities transactions. In addition, the fund has deferred, for tax purposes, to fiscal year ending December 31, 2001, the recognition of losses relating to non-U.S. currency transactions totaling $4,398,000 which were realized during the period November 1, 2000 through December 31, 2000. Net losses related to non-U.S. currency transactions of $4,321,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $16,696,346,000 at December 31, 2000.



4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE
The fee of $51,298,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                           Net Asset Level            (in billions)
Rate                       In Excess of               Up to
0.390%                     $0                         $1
0.336                      1                          2
0.300                      2                          3
0.276                      3                          5
0.270                      5                          8
0.258                      8                          13
0.252                      13                         17
0.250                      17                         21
0.248                      21                         27
0.246                      27

DISTRIBUTION EXPENSES
American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $12,094,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended December 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended December 31, 2000, aggregate distribution expenses were limited to $46,569,000, or 0.25% of net assets attributable to Class A shares. As of December 31, 2000, unreimbursed expenses which remain subject to reimbursement totaled $2,355,000.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended December 31, 2000, aggregate distribution expenses were $1,121,000, or 1.00% of net assets attributable to Class B shares.

As of December 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $4,066,000 and $237,000, respectively.

TRANSFER AGENT FEE
A fee of $16,717,000 was incurred during the year ended December 31, 2000 pursuant to an agreement with American Funds Service Company (AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES
Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $803,000.

AFFILIATED DIRECTORS' AND OFFICERS
CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $9,435,704,000 and $7,541,731,000, respectively, during the year ended December 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended December 31, 2000, the custodian fee of $836,000 includes $65,000 that was paid by these credits rather than in cash.

The fund reclassified $4,375,000 from undistributed net investment income and $73,914,000 from undistributed net realized gains to additional paid-in capital for the year ended December 31, 2000, as a result of permanent differences between book and tax.

As of December 31, 2000, net assets consisted of the following:

                                                              (dollars in thousands)
Capital paid in on shares of capital stock                                $16,497,751
Undistributed net investment income                                            40,847
Accumulated net realized gain                                                 243,844
Net unrealized appreciation                                                 3,388,241
Net assets                                                                $20,170,683


Capital share transactions in the fund were as follows:

                                                                Year ended       December 31, 2000
                                                               Amount (000)                Shares
Class A Shares:
  Sold                                                            $5,121,869          154,249,355
  Reinvestment of dividends and distributions                     1,511,665            48,749,136
  Repurchased                                                    (2,471,417)          (74,675,780)
   Net increase in Class A                                        4,162,117           128,322,711
Class B Shares:*
  Sold                                                              312,559             9,345,451
  Reinvestment of dividends and distributions                        15,629               507,965
  Repurchased                                                        (8,088)             (247,371)
   Net increase in Class B                                          320,100             9,606,045
Total net increase in fund                                        $4,482,217          137,928,756



                                                                Year ended       December 31, 1999
                                                               Amount (000)                Shares
Class A Shares:
  Sold                                                            $2,627,090           82,752,634
  Reinvestment of dividends and distributions                     1,404,953            45,448,355
  Repurchased                                                    (1,836,795)          (58,299,290)
   Net increase in Class A                                        2,195,248            69,901,699
Class B Shares:*
  Sold                                                                  -                     -
  Reinvestment of dividends and distributions                           -                     -
  Repurchased                                                           -                     -
   Net increase in Class B                                              -                     -
Total net increase in fund                                        $2,195,248           69,901,699

* Class B shares were not offered before March 15, 2000.

[begin chart]

PER-SHARE DATA AND RATIOS (1)

                                            Net asset                    Net gains/(losses)
                                                value,         Net            on securities
                                             beginning   investment          (both realized
Year ended                                     of year       income         and unrealized)
Class A:
2000                                             $32.59    0.42 (2)                0.90 (2)
1999                                              28.92          .41                    6.45
1998                                              27.40          .42                    4.09
1997                                              24.54          .41                    6.00
                                                  22.29          .41                    4.00
Class B:
2000                                              31.93    0.15 (2)                1.02 (2)



                                                          Dividends
                                           Total from    (from net            Distributions
                                            investment   investment           (from capital
Year ended                                  operations      income)                  gains)
Class A:
2000                                              $1.32       $(.40)                 $(2.35)
1999                                              6.86         (.40)                  (2.79)
1998                                              4.51         (.40)                  (2.59)
1997                                              6.41         (.42)                  (3.13)
                                                  4.41         (.40)                  (1.76)
Class B:
2000                                              1.17         (.13)                  (1.85)




                                                         Net asset
                                                 Total   value, end                  Total
Year ended                               distributions      of year                  return
Class A:
2000                                            $(2.75)       $31.16                   4.27%
1999                                             (3.19)        32.59                   24.58
1998                                             (2.99)        28.92                   16.72
1997                                             (3.55)        27.40                   26.67
                                                 (2.16)        24.54                   19.99
Class B:
2000                                             (1.98)        31.12                    3.73



                                                          Ratio of                Ratio of
                                           Net assets,     expenses              net income    Portfolio
                                           end of year   to average              to average     turnover
Year ended                               (in millions)   net assets              net assets         rate
Class A:
2000                                           $19,872          .64%                   1.28%  43.43% (4)
1999                                             16,603          .63                    1.33        45.50
1998                                             12,713          .63                    1.47        52.57
1997                                             10,465          .63                    1.54        45.09
                                                  7,165          .66                    1.78        39.07
Class B:
2000                                                299    1.39 (3)                0.53 (3)    43.43 (4)

(1) The periods 1996 through 2000 represent fiscal years ended December 31.
    The period ended 2000 represents, for Class B shares, the 291-day period ended December 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended December 31, 2000.
[end chart]


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc.(the "fund"), including the investment portfolio, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through December 31, 2000 for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through December 31, 2000, for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 26, 2001


TAX INFORMATION (UNAUDITED)
We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2000, the fund paid a long-term capital gain distribution of $1,383,479,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 93% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



DIRECTORS

Guilford C. Babcock
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

James E. Drasdo
Los Angeles, California
PRESIDENT OF THE FUND
Senior Vice President,
Capital Research and
Management Company

Robert A. Fox
Palo Alto, California
Managing General Partner, Fox Investments, LP;
Former President and Chief
Executive Officer,
Foster Farms Inc.

Roberta L. Hazard
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

Leonade D. Jones
Burlingame, California
Co-founder and adviser,
VentureThink, LLC and Versura Inc.;
former Treasurer,
The Washington Post Company

John G. McDonald
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

Gail L. Neale
Burlington, Vermont
President, The Lovejoy Consulting
Group, Inc.; former Executive
Vice President of the
Salzburg Seminar

Henry E. Riggs
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

James F. Rothenberg
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and
Management Company

Patricia K. Woolf
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular
Biology, Princeton University


OTHER OFFICERS

Gordon Crawford
Los Angeles, California
SENIOR VICE PRESIDENT OF THE FUND
Senior Vice President and Director,
Capital Research and
Management Company

Paul G. Haaga, Jr.
Los Angeles, California
SENIOR VICE PRESIDENT OF THE FUND
Executive Vice President and
Director, Capital Research and
Management Company

Michael T. Kerr
Los Angeles, California
SENIOR VICE PRESIDENT OF THE FUND
Senior Vice President,
Capital Research and
Management Company

Dina N. Perry
Washington, D.C.
SENIOR VICE PRESIDENT OF THE FUND
Senior Vice President,
Capital Research and
Management Company

Martin Romo
San Francisco, California
VICE PRESIDENT OF THE FUND
Vice President and Director,
Capital Research Company

Patrick F. Quan
San Francisco, California
SECRETARY OF THE FUND
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

Sheryl F. Johnson
Norfolk, Virginia
TREASURER OF THE FUND
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

David A. Pritchett
Norfolk, Virginia
ASSISTANT TREASURER OF THE FUND
Vice President - Fund Business
Management Group,
Capital Research and
Management Company



OFFICES OF THE FUND

One Market, Steuart Tower
Suite 1800
San Francisco, California
94105-1409

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California
90071-1443

135 South State College Boulevard
Brea, California
92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address
nearest you.)
P.O. Box 2205
Brea, California
92822-2205

P.O. Box 659522
San Antonio, Texas
78265-9522

P.O. Box 6007
Indianapolis, Indiana
46206-6007

P.O. Box 2280
Norfolk, Virginia
23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts
02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California
90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California
90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California
90071-1462

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF FUNDAMENTAL INVESTORS, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER MARCH 31, 2001, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

There are two ways to invest in Fundamental Investors. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.


The American Funds Group(R)


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

Fundamental Investors is a member of the American Funds family, the nation's third-largest. All American Funds are managed by Capital Research and Management Company, which was founded in 1931. Thousands of financial advisers recommend the American Funds for their clients' serious money because they endorse our commitment to shareholder interests - a commitment reflected in our investment standards and practices.

A LONG-TERM, VALUE-ORIENTED APPROACH: We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT: We opened our first overseas office in 1962, well before most U.S. investment firms. Today, we operate one of the industry's most globally integrated research networks.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM: Every American Fund is managed by several portfolio counselors, each of whom takes responsibility for a portion of the fund's assets independently in accordance with the fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method fosters consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience gained through varied market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES: Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for our shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers urge investors to diversify their portfolios among several types of investments. Fundamental Investors is just one of 29 American Funds. Ask your adviser if any of the investment objectives offered by the broad range of our other funds meet your individual goals.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World Fund(SM)
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(R)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income  Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(R)

TAX-EXEMPT INCOME FUNDS
State-specific tax-exempt funds
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

FOR INFORMATION ABOUT YOUR ACCOUNT, ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Printed on recycled paper
Litho in USA KBD/CG/4888
Lit. No. FI-011-0301